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                                                                   Exhibit 10.15







                                        December 12, 1997





Bruce C. Horten, M.D.
IMPATH Inc.
1010 Third Avenue
New York, New York  10021

Dear Bruce:

                  In consideration of your service to IMPATH Inc. (the "Company"), you and the Company agree as follows:

                  1. In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all stock options for the purchase of common stock of the Company awarded to you prior to September 12, 1997 ("Options") shall become exercisable in full, notwithstanding any provision of the stock option plan of the Company pursuant to which the Options were granted or of the stock option agreements or certificates evidencing the Options, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. With respect to any Options which are incentive stock options, the provisions of the foregoing sentence shall apply to the extent permitted by Section 422(d) of the Code and such options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes as non-qualified stock options and shall be immediately exercisable as such as provided in the foregoing sentence.
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                  2. In the event that your employment with the Company shall be terminated by the Company without Cause (as hereinafter defined), and not as a result of your death or Disability (as hereinafter defined), the Company shall make a severance payment to you in an amount equal to one year's base salary (determined at your highest annualized rate of base salary in effect during the one-year period ending on the date of termination), payable in bi-weekly installments during the one-year period commencing on the date of termination of your employment. You shall be under no obligation to seek other employment or otherwise to mitigate the Company's obligation to make such severance payment to you; provided, however, that if you do obtain another position (whether as an employee, consultant, partner or otherwise) during such one-year period, the Company shall have the right to offset against such severance payment any salary, fees, bonus or other cash compensation actually earned by you during such one-year period from such other position. The Company shall, during such one-year period, continue to provide you with health insurance benefits on the same basis, including Company-paid premiums, as such benefits are provided to employees of the Company. Your rights under the other benefit plans and programs of the Company shall be determined in accordance with the terms of such plans and programs as then in effect.

                  For  purposes  of  this  agreement,   a  termination  of  your
employment with the Company by you for Good Reason (as hereinafter defined) shall constitute a termination of your employment by the Company without Cause.

                  For purposes of this agreement: "Cause" shall mean (a) your gross neglect or willful misconduct in the discharge of your duties and responsibilities to the Company, (b) your material and repeated failure to obey appropriate directions from the Board of Directors of the Company which failure has the effect of materially injuring the business or business relationships of the Company, (c) any act of willful misappropriation by you against the Company or (d) your indictment, conviction or plea of guilty or nolo contendere with respect to a felony crime; "Good Reason" shall mean (a) a reduction in your base salary from the annualized rate in effect on the date hereof or as hereafter increased or (b) a demotion in your position with the Company or change in your duties and responsibilities inconsistent with your position, which reduction, demotion or change shall not have been corrected by the Company within ten (10) days following notice thereof by you to the Company; and "Disability" shall mean your failure by reason of sickness, accident or physical or mental disability to substantially perform the duties and
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responsibilities  of your  employment  with the  Company for a period of six (6)
months in any period of twelve (12) consecutive months.

                  3. You agree that, in consideration of your employment with the Company, you will not, during the period of your employment with the Company and thereafter for a period of one (1) year commencing on the date of termination of your employment with the Company, (a) engage, directly or indirectly, whether as principal, agent, distributor, representative, consultant, employee, partner, stockholder, limited partner or other investor (other than an investment of not more than (i) five percent (5%) of the stock or equity of any corporation the capital stock of which is publicly traded or (ii) five percent (5%) of the ownership interest of any limited partnership or other entity) or otherwise, in any business in competition with the business then conducted by the Company or any of the Company's subsidiaries (the Company and the Company's subsidiaries, being hereinafter collectively referred to as the "Company Group"), or (b) solicit or entice or endeavor to solicit or entice away from any member of the Company Group any person who was an employee of any member of the Company Group, either for your own account or for any individual, firm or corporation, or employ, directly or indirectly, any person who was during the one (1) year period ending on the date of termination of your employment an employee of any member of the Company Group.

                  4. In the event of a breach or threatened breach by you of any of the provisions of Section 3 of this agreement, you hereby consent and agree that the Company shall (i) be entitled to cease payment of the severance referred to in Section 2 of this agreement and (ii) be entitled to an injunction or similar equitable relief from any court of competent jurisdiction restraining you from committing or continuing any such breach or threatened breach or granting specific performance of any act required to be performed by you under any of such provisions, without the necessity of showing any actual damage or that money damages would not afford an adequate remedy and without the necessity of posting any bond or other security. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies at law or in equity which it may have with respect to any such breach or threatened breach.

                  5. This agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to contracts to be performed entirely within such State.
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                  6.  This  agreement   contains  all  the   understandings  and
representations between the parties hereto pertaining to the subject matter hereof.

                  7. No provision of this agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by you and by a duly authorized representative of the Company.

                  8. Should any provision of this agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this agreement. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this agreement in lieu of severing such unenforceable provision from this agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this agreement as so modified by the court or arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

                  9. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.


                       *          *          *
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                  Please  indicate your  acceptance  of and  agreement  with the foregoing by signing and returning this agreement to the Company, whereupon this shall constitute a binding agreement between you and the Company.


                                            Very truly yours,

                                            IMPATH INC.



                                            By    /s/ Anu D. Saad
                                              -----------------------

Accepted and Agreed:



   /s/ Bruce C. Horten
---------------------------
       Bruce C. Horten